QuickLinks -- Click here to rapidly navigate through this document

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATIONS

I, Gene W. Ray, certify that:

1.
I have reviewed this Amendment No. 1 to the annual report on Form 10-K of The Titan Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2004
/s/ GENE W. RAY Gene W. Ray Chief Executive Officer

QuickLinks

  Exhibit 31.1